UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Signify Health, Inc.

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This Schedule 14A filing consists of communications from Signify Health, Inc., a Delaware corporation (the “Company” or “Signify”), to the Company’s employees, customers, partners or analysts relating to the Agreement and Plan of Merger, dated September 2, 2022, by and among the Company, CVS Pharmacy, Inc., a Rhode Island corporation (“CVS”) and Noah Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CVS (the “Merger Agreement”).

The following presentation materials were provided to investors of the Company during an investor call on September 6, 2022:

& Advancing Home-Centric, Value-Based Care September 6, 2022

Cautionary statement concerning forward-looking statements This presentation includes forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Signify Health, Inc. (“Signify Health”). Statements in this presentation that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K. You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding the CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise. This presentation may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, unless stated otherwise herein, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. 2 ©2022 CVS Health and/or one of its affiliates.

Key Transaction Terms • Acquiring 100% of Signify Health for a purchase consideration of $30.50 per share in cash Purchase Price • Equity value of $7.6 billion. Accounting for Signify net debt, equity appreciation rights and estimated fees and expenses, total transaction value of approx. $8 billion • Following the transaction close, Signify Health CEO Kyle Armbrester will continue to Management & lead Signify Health as part of CVS Health Organizational Structure • Signify Health will operate as a distinct, payor-agnostic business within CVS Health, led by members of Signify Health’s current management team • Transaction expected to close in the first half of 2023 Closing • Subject to regulatory approvals and other customary closing considerations 3 3 3 ©2 ©20 02 22 2 C CV VS S H He ea al lt th h a an nd d/ /o or r o on ne e o of i f it ts s a affi ffil li ia at te es s. .

Executive Summary Combining CVS Health and Signify Health is a major step forward in enhancing our care delivery strategy for consumers Signify Health brings a leading In-Home Health business and fast-growing Physician Enablement business The transaction is expected to be accretive to Adjusted EPS and significantly increases our confidence in delivering on our 2024 financial targets Signify Health will be operated as a distinct, payor-agnostic business under CVS Health serving health plans and provider organizations, benefiting from CVS Health’s broad local presence and complementary capabilities Signify Health brings a strong culture and management team with clear vision and industry expertise that will enhance CVS Health’s ability to provide primary care services 4 4 ©2022 CVS Health and/or one of its affiliates.

Signify Health's Capabilities Will Enable CVS Health to Expand Into the Home, Accelerate in Value-Based Care

In-Home Services & Care Coordination: Network of 10,000+ clinicians[1] deliver comprehensive health screenings that identify chronic conditions, close gaps in care and address social determinants of health

Provider Enablement: Signify Health's Caravan business provides turnkey analytics, network and practice improvement solutions to enable value-based care

- Leading provider of health risk assessments (HRAs) with **nearly 2.5 million patient home visits**, in-person and virtual, expected in 2022
- Broad network of **over 10K in-field clinicians** with reach across all 50 states[1]
- **700K+** Medicare ACO Beneficiaries Expected by 2023[2]
- **$138M+ in Gross Savings** for Provider Partners in 2021
- 75% of surveyed members view HRAs as more convenient, **80% would do again**
- Strong track record of double-digit growth: 2019-2021 **revenue and Adj. EBITDA CAGR of 24% and 35%**, respectively[3]

1. Credentialed or deployable to the home; not all 10,000+ clinicians are active at all times.
2. Refers to attributed beneficiaries and aligned PCPs in the Medicare Shared Savings Program.
3. See "Reconciliation from GAAP net loss to Adjusted EBITDA" in Signify Health's June 2022 Investor Presentation, available on Signify Health's investor website (https://s27.q4cdn.com/134673486/files/doc_downloads/SGFY-Investor-Presentation-June-2022.pdf) for a reconciliation of Adjusted EBITDA to net loss and the calculation of Adjusted EBITDA Margin.

5
©2022 CVS Health and/or one of its affiliates.
CVSHealth.

Transaction Will Deliver on CVS Health’s Vision to Improve Quality, Affordability, and Accessibility of Care Strategic Rationale CVS Health + Signify Health Opportunities • Enables CVS Health to enter the health risk ü Transform delivery of care for assessment business and acquire a consumers and providers nationwide foundation for future expansion into home health and primary careü Improve consumer engagement with trusted consumer health brand • Delivers a comprehensive, value-based physician enablement platform (Caravan ü Connect Signify patients to follow-up Health ) care using CVS Health’s community- • Strong culture and management team based footprint with clear vision and industry expertise ü Expand services with CVS Health • Comprehensive technology platform and capabilities to deliver greater value actionable data / insights help enable advanced value-based care, driving better ü Continued focus on serving all-payors outcomes and lower costs 6 ©2022 CVS Health and/or one of its affiliates.

A CVS Health and Signify Health Combination has Significant Financial Merit Attractive Financial Impact Meaningful Synergy Opportunities Accretive to Adjusted EPS following the close Overall health care cost reduction, improved (1) of the transaction patient outcomes, and enhanced revenue capture through increased HRA engagement Significantly progresses achievement of our long-term Adjusted EPS roadmap as outlined Clinical cost savings through improved care at our December 2021 Investor Day coordination and implementation of innovative care models and risk-based Meaningful tax benefits from the transaction programs structure Differentiated technology platform to support High-single digit return on invested capital and accelerate expansion opportunities over time as synergies are realized PBM and pharmacy collaboration opportunities 1. Excludes transaction and integration related costs. 7 7 ©2022 CVS Health and/or one of its affiliates.

Increasingly Confident In Our Long-Term Adjusted EPS Goals from 2021 Investor Day 2024E+ • Low double-digit 1 Y/Y growth • ~2% Adjusted EPS growth from new health services, 2023E including acceleration of foundational 2022E 1 businesses Adjusted EPS 2021A Signify Health’s strong financial profile and leading capabilities significantly increases our confidence in delivering on the long-term adjusted EPS goals implicit in our 2021 Investor Day forecast 1. Y/Y Growth and comments based on December 2021 Investor Day 8 ©2022 CVS Health and/or one of its affiliates.

Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including that Signify Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. This presentation is not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC. BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. 9 ©2022 CVS Health and/or one of its affiliates.

For additional questions, please contact: Tom Cowhey Senior Vice President, Capital Markets investorinfo@cvshealth.com Larry McGrath Senior Vice President, Business Development & Investor Relations 1-800-201-0938 investorinfo@cvshealth.com 10 ©2022 CVS Health and/or one of its affiliates.

The following remarks were presented to investors of the Company during an investor call on September 6, 2022:

Ark Acquisition Call

Sept 6th, 2022

Larry McGrath

Good morning and thank you for joining our call to discuss the CVS Health acquisition of Signify Health. I’m Larry McGrath, Senior Vice President of Business Development and Investor Relations for CVS Health. Following our prepared remarks, we will host a question-and-answer session that will include Karen Lynch, CVS Health President and Chief Executive Officer; Kyle Armbrester, Chief Executive Officer of Signify Health, and Shawn Guertin, Executive Vice President and Chief Financial Officer of CVS Health.

Our press release and slide presentation have been posted to our website. Today’s call is also being broadcast on our website, where it will be archived for one year.

During this call, we will make certain forward-looking statements reflecting current views related to our future financial performance, future events, industry, and market conditions, as well as the expected consumer benefits of our products and services and our financial projections. Our forward-looking statements are subject to significant risks and uncertainties that could cause actual results to differ materially from currently projected results. We strongly encourage you to review the reports we file with the SEC regarding these risks and uncertainties, including our most recent Annual Report on Form 10-K, our recent Quarterly Report on Form 10-Q, and our recent current reports on Form 8-K.

During this call, we will use non-GAAP measures when talking about the company’s performance and financial conditions, and you can find a reconciliation of these non-GAAP measures on the Investor Relations portion of our website.

Thank you and with that I will turn the call over to Karen.

Ark Acquisition Call

Sept 6th, 2022

Karen Lynch

Thank you, Larry, and thank you all for joining our call this morning.

Last evening we announced that we have entered into a definitive agreement to acquire Signify Health’s outstanding shares for $30.50 in cash representing a total of transaction value of approximately $8 billion. This transaction is a significant step forward in our strategy to enhance our care delivery for consumers and to be able to meet their needs when and where they want care – and the home is increasingly part of that choice.

Signify is a leader in value-based care, with a rapidly growing provider ACO enablement business. They are also a leader in Health Risk Assessments, which brings clinicians in the home to identify chronic conditions, close gaps in care and address social determinants of health. This acquisition enhances our connection to consumers and enables providers to better address patient needs. In addition, this combination strengthens our ability to expand and develop new product offerings consistent with our multi-payor approach.

This deal is attractive financially, brings talented and experienced leadership and best in class and proprietary technology and capabilities.

Signify has built a network of more than 10,000 clinicians across all 50 states and a nationwide value-based provider network. Combined with its proprietary analytics and technologies, Signify has been able to improve patient engagement, patient outcomes and care coordination across the system. Signify clinicians and providers will have an even greater impact as part of the CVS Health ecosystem, collaborating with our collection of local and national assets and connecting patients to care.

Signify’s recently acquired Caravan platform enables physicians to take risk and equip them with tools to provide value-based care. The strength of the Caravan offering is evidenced by the pace of their growth. In 2023, Caravan is expected to serve ACOs representing over 700,000 attributed lives, rivaling many of the standalone MSO platforms.

Ark Acquisition Call

Sept 6th, 2022

By acquiring Signify’s home health platform, we gain a foundation for future expansion of home health care delivery. We will be able to design new care models that will combine CVS Health’s resources with Signify’s capabilities, analytics and technology to deliver on our promise to expand our health service offerings and to help patients navigate to the best site of care.

Importantly, Signify will help us drive value-based outcomes and support our vision to change the way health care is delivered to consumers.

Kyle Armbrester (ARM-BREAST-ER) will continue to head the business upon close of the transaction. Kyle, we are excited to welcome you and your impressive team to CVS Health post-close. Let me turn to you Kyle…

Kyle Armbrester:

Thank you, Karen and good morning everyone. We built Signify to close gaps in care and improve quality, and we could not have found a better partner than CVS Health to help us continue on that journey.

Our business is well aligned with CVS Health’s stated goals. In 2022, Signify’s clinicians expect to visit nearly 2.5 million patient homes, both in person and virtually, serving over 50 Health Plan customers. These clinicians spend 2.5 times longer with a patient in the home than physicians spend in the average primary care office visit. And members are appreciative: 75 percent of surveyed members feel in-home Health Risk Assessments are more convenient and thorough than traditional doctor visits, and 80 percent of members who have participated in a Health Risk Assessment would have one again.

Payors also value these visits, as our clinicians enable health insurers to uncover chronic conditions, enabling personalized care management and clinical support. They also provide screenings to identify gaps in care and recommend guidance for any additional follow-ups to return patients to care.

Ark Acquisition Call

Sept 6th, 2022

At Signify, we have also successfully expanded our focus on value-based care and population health, notably through the acquisition of Caravan Health, an EMR agnostic platform. Caravan is already a partner to over 170 providers participating in accountable care organizations, serving Medicare beneficiaries with $5 billion in total spend under management, with a focus on improving the health of underserved communities. Recently published results for 2021 show that Caravan’s ACOs generated more than $138 million in gross savings, excellent results for our provider partners that we expect to continue to advance.

At Signify, our mission is to make people healthier by using actionable intelligence to understand what’s really impacting outcomes and cost. In this, we could not be more culturally aligned with CVS Health. As part of CVS Health, we will have access to their industry leading expertise in managing risk and care management, their care delivery assets both virtually and in the community, including CVS Pharmacists, and their expanded financial resources.

This combination will accelerate our push to expanded care delivery, including our Return to Care programs. We expect this transaction will enable us to strengthen our support of alternative payment models and enhance analytics capabilities to benefit our payer customers and members.

We believe this transaction is a great outcome for our stakeholders, including patients, all of our payer customers, health care providers, employees and our shareholders. With that, I’d like to hand it over to Shawn.

Shawn Guertin

Thank you Kyle, and good morning everyone.

At our Investor Day last December, we were transparent in discussing our intentions to build a new health services business, candidly speaking about our M&A strategy, including our specific areas of focus and timing of anticipated financial benefits. Our agreement to acquire Signify is with a significant step in achieving the objectives we described.

Ark Acquisition Call

Sept 6th, 2022

We committed to be diligent in deploying our capital. This deal is both financially and strategically attractive and brings aboard a very strong leadership team with close cultural alignment.

As Karen mentioned, combining CVS Health and Signify is a major step forward in delivering on our vision of enhancing our care delivery offering for consumers by providing a platform to expand care delivery in the home and enabling physicians to drive improvements through an integrated leading value-based care offering.

Together with CVS Health, Signify clinicians and providers will be empowered to engage with CVS Health’s broad portfolio of care delivery assets. We will continue advancing Signify’s provider ACO enablement capabilities, including turnkey analytics, network and practice improvement solutions, to help providers transition to value-based reimbursement and improve quality of care.

Signify will operate as a distinct business within CVS Health and continue to serve its extensive network of over 50 health plan clients and their members – consistent with CVS Health’s payor-agnostic approach to delivering leading solutions. CVS Health has a strong and proven track record of helping its payor clients succeed, and we will continue to prioritize that success after this transaction. In addition, this combination augments our ability to expand and develop new product offerings on a multi-payor basis.

We envision four main synergy opportunities resulting from this acquisition:

1.	Improving engagement in Health Risk Assessments, primarily through collaboration with other CVS Health assets;

2.	Clinical Care Savings, through improved care coordination and new care models that utilize Signify’s home access and member connectivity;
3.	Meaningful tax benefits from the transaction structure; and

4.	PBM & Pharmacy Collaboration Opportunities

Ark Acquisition Call

Sept 6th, 2022

As we prepare to build on the Signify platform to enhance future growth, we are looking forward to working with the strong and talented team that Signify has assembled and investing in their continued success.

As stated in our press release, this transaction will be funded with existing cash and available resources and we remain committed to maintaining our current investment grade rating profile. The transaction is subject to approval by Signify’s shareholders, regulatory approvals, and other customary closing conditions. Upon the projected close in the first half of 2023, we expect this deal will be accretive in its first full year within the CVS portfolio, and generate attractive returns on invested capital over time as synergies are realized. Consistent with past practice, we expect to exclude integration and transaction costs from our Adjusted EPS presentation.

Importantly, as we continue the disciplined approach towards executing on our long-term vision, this acquisition significantly increases our confidence in delivering on our long-term Adjusted EPS goals that we presented at our Investor Day in December 2021.

In summary, we are enthusiastic about the acquisition of Signify and incorporating them into the CVS Health portfolio. Signify is an anchor asset that both strengthens our foundational business and where new value can be created via the deployment of our existing assets. The strategic rationale is sound, and the growth trajectory and operational metrics are robust. We could not be more pleased to have Signify be the first step on our journey to build a differentiated health services organization to transform how care is delivered.

And with that, we’ll open it up for questions. Operator?

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities

Ark Acquisition Call

Sept 6th, 2022

Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by either of them from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com.

Ark Acquisition Call

Sept 6th, 2022

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.

The following is a transcript from an investor call on September 6, 2022:

The following is a transcript of a joint conference call for analysts and investors held by CVS Health Corporation and Signify Health, Inc. (“Signify”) on September 6, 2022, regarding CVS Pharmacy, Inc.’s (“CVS Pharmacy”) proposed acquisition of Signify pursuant to that certain Agreement and Plan of Merger, dated as of September 2, 2022, by and among CVS Pharmacy, Signify Health and Noah Merger Sub, Inc.:

CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

CORPORATE PARTICIPANTS

Laurence McGrath Senior Vice President-Business Development & Investor Relations, CVS Health Corp. Karen S. Lynch President, Chief Executive Officer & Director, CVS Health Corp.	Bradford Kyle Armbrester Chief Executive Officer & Director, Signify Health, Inc. Shawn M. Guertin Chief Financial Officer & Executive Vice President, CVS Health Corp.

OTHER PARTICIPANTS

Lisa C. Gill Analyst, JPMorgan Securities LLC A.J. Rice Analyst, Credit Suisse Securities (USA) LLC Ricky R. Goldwasser Analyst, Morgan Stanley & Co. LLC	Elizabeth Anderson Analyst, Evercore ISI Research Justin Lake Analyst, Wolfe Research LLC Steven J. Valiquette Analyst, Barclays Capital, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Ladies and gentlemen, good morning and welcome to the call to discuss CVS Health’s Acquisition of Signify Health. At this time, all participants are in a listen-only mode. A question-and-answer session will follow CVS prepared remarks, at which point we will review instructions on how to ask your questions. As a reminder, today’s conference is being recorded. I would now like to turn the call over to Larry McGrath, Senior Vice President of Business Development and Investor Relations for CVS Health. You may go ahead.

Laurence McGrath

Senior Vice President-Business Development & Investor Relations, CVS Health Corp.

Good morning and thank you for joining our call to discuss the CVS Health acquisition of Signify Health. I’m Larry McGrath, Senior Vice President of Business Development and Investor Relations for CVS Health. Following our prepared remarks, we’ll host a question-and-answer session that will include Karen Lynch, CVS Health President and Chief Executive Officer; Kyle Armbrester, Chief Executive Officer of Signify Health; and Shawn Guertin, Executive Vice President and Chief Financial Officer of CVS Health.

Our press release and slide presentation have been posted to our website. Today’s call is also being broadcast to our website where it will be archived for one year. During this call, we’ll make certain forward-looking statements reflecting current views related to our future financial performance, future events, industry and market conditions, as well as expected consumer benefits of our products and services and our financial projections.

Our forward-looking statements are subject to significant risks and uncertainties that could cause actual results to differ materially from currently projected results. We strongly encourage you to review the reports we file with the SEC regarding these risks and uncertainties including our most recent annual report on Form 10-K and our recent quarterly report on Form 10-Q, and our recent current report on Form 8-K.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

During this call, we will use non-GAAP measures when talking about the company’s performance and financial condition, and you can find a reconciliation of these non-GAAP measures on the Investor Relations portion of our website.

Thank you. And with that, I’ll turn the call over to Karen.

Karen S. Lynch

President, Chief Executive Officer & Director, CVS Health Corp.

Thank you, Larry, and thank you, all, for joining our call this morning. Last evening, we announced that we entered into a definitive agreement to acquire Signify Health’s outstanding shares for $30.50 in cash, representing a total transaction value of approximately $8 billion. This transaction is a significant step forward in our strategy to enhance our care delivery for consumers and to be able to meet their needs when and where they want care, and the home is increasingly part of that choice. Signify is a leader in value-based care with a rapidly growing provider ACO enablement business. They are also a leader in health risk assessments, which brings clinicians in the home to identify chronic conditions, close gaps in care, and address social determinants of health. This acquisition enhances our connection to consumers and enables providers to better address patient needs.

In addition, this combination strengthens our ability to expand and develop new product offering consistent with our multi-payer approach. This deal is attractive financially; also brings talented and experienced leadership and best-in-class and proprietary technology and capabilities. Signify has built a network of more than 10,000 clinicians across all 50 states and a nationwide value-based provider network. Combined with its proprietary analytics and technology, Signify has been able to improve patient engagement, patient outcomes, and care coordination across the system. Signify’s clinicians and providers will have an even greater impact as part of the CVS Health ecosystem, collaborating with our collection of local and national assets and connecting patients to care.

Signify’s recently acquired Caravan platform enables physicians to take risks and equip them with tools to provide value-based care. The strength of the Caravan offering is evidenced by the pace of their growth. In 2023, Caravan is expected to serve ACOs representing over 700,000 attributed lives, rivaling many of the stand-alone MSO platforms. By acquiring Signify’s home health platform, we gain a foundation for future expansion of home health care delivery. We’ll be able to design new care models that combine CVS Health’s resources with Signify’s capabilities, analytics and technology to deliver on our promise to expand our health service offering and to help patients navigate to the best side of care.

Importantly, Signify will help us drive value-based outcome and support our vision to change the way health care is delivered to consumers. Kyle Armbrester will continue to lead the business upon the close of the transaction. Kyle, we’re so excited to welcome you and your impressive team to CVS Health post-close.

So, let me turn it over to you. Kyle?

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Bradford Kyle Armbrester

Chief Executive Officer & Director, Signify Health, Inc.

Thank you, Karen, and good morning, everyone. We built Signify to close gaps in care and improve quality. And we could have not found a better partner than CVS Health to help us continue on that journey. Our business is well aligned with CVS Health’s stated goals. In 2022, Signify clinicians expect to visit nearly 2.5 million patient homes, both in-person and virtually, serving over 50 health plan customers. These clinicians spend 2.5 times longer with a patient in the home than physicians spend in the average primary care office visit. And members are appreciative: 75% of surveyed members feel in-home health risk assessments are more convenient and thorough than traditional doctor visits. And 80% of members who have participated in a health risk assessment would have one again.

Payers also value these visits as our clinicians enable health insurers to uncover chronic conditions, enabling personalized care management and clinical support. They also provide screening to identify gaps in care and recommend guidance for additional follow-ups to return patients to care.

At Signify, we’ve also successfully extended our focus on value-based care and population health, notably through the acquisition of Caravan Health, an EMR agnostic platform. Caravan is already a partner to over 170 providers participating in accountable care organizations serving Medicare beneficiaries with $5 billion in total spend under management with a focus on improving the health of underserved communities. Recently published results for 2021 show that Caravan’s ACOs generated more than $138 million in gross savings, excellent results for our provider partners that we expect to continue to advance.

At Signify, our mission is to help make people healthier by using actionable intelligence to understand what’s really impacting outcomes and costs. In this, we could not be more culturally aligned with CVS Health. As a part of CVS Health, we’ll have access to their industry-leading expertise in managing risk and care management, their care delivery assets both virtually and in the community, including CVS pharmacists and their expanded financial resources. This combination will accelerate our push to expanded care delivery, including our return to care program. We expect this transaction will enable us to strengthen our support of alternative payment models and enhance analytics capabilities to benefit our payer customers and members. We believe this transaction is a great outcome for our stakeholders, including patients and all of our payer customers, health care providers, employees, and our shareholders.

With that, I’d like to hand it over to Shawn.

Shawn M. Guertin

Chief Financial Officer & Executive Vice President, CVS Health Corp.

Thank you, Kyle, and good morning, everyone. At our Investor Day last December, we were transparent in discussing our intentions to build a new health services business, candidly speaking about our M&A strategy including our specific areas of focus and timing of anticipated financial benefits. Our agreement to acquire Signify is a significant step in achieving the objectives we described. We committed to be diligent in deploying our capital. This deal is both financially and strategically attractive and brings the board a very strong leadership team with close cultural alignment.

As Karen mentioned, combining CVS Health and Signify is a major step forward in delivering on our vision of enhancing our care delivery offering for consumers by providing a platform to expand care delivery in the home and enabling physicians to drive improvements to an integrated, leading, value-based care offering. Together with CVS Health, Signify clinicians and providers will be empowered to engage with CVS Health’s broad portfolio of care delivery assets. We will continue advancing Signify’s provider ACO enablement capabilities, including turnkey analytics, network and practice improvement solutions to help providers transition to value-based reimbursement and improve quality of care.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Signify will operate as a distinct business within CVS Health and continue to serve its extensive network of over 50 health plan clients and their members, consistent with CVS Health’s payer-agnostic approach to delivering leading solutions. CVS Health has a strong and proven track record of helping its payer clients succeed. And we will continue to prioritize that success after this transaction. In addition, this combination augments our ability to expand and develop new product offerings on a multi-payer basis.

We envision four main synergy opportunities resulting from this acquisition. One, improving engagement and health risk assessments, primarily through collaboration with other CVS Health assets. Two, clinical care savings to improve care coordination and new care models that utilize Signify’s home access and member connectivity. Three, meaningful tax benefits from the transaction structure. And, four, PBM and pharmacy collaboration opportunities.

As we prepare to build on the Signify platform to enhance future growth, we are looking forward to working with the strong and talented team that Signify has assembled and investing in their continued success. As stated in our press release, this transaction will be funded with existing cash and available resources, and we remain committed to maintaining our current investment-grade rating profile. The transaction is subject to approval by Signify’s shareholders, regulatory approvals, and other customary closing conditions. Upon the projected close in the first half of 2023, we expect this deal will be accretive in its first full year within the CVS portfolio and generate attractive returns on invested capital over time as synergies are realized.

Consistent with past practice, we expect to exclude integration and transaction costs from our adjusted EPS presentation. Importantly, as we continue a disciplined approach towards executing on our long-term vision, this acquisition significantly increases our confidence in delivering on our long-term adjusted EPS goals that we presented at our Investor Day in December 2021.

In summary, we are enthusiastic about the acquisition of Signify and incorporating them into the CVS Health portfolio. Signify is an anchor asset that both strengthens our foundational business and where new value can be created via the deployment of our existing assets. The strategic rationale is sound, and the growth trajectory and operational metrics are robust. We could not be more pleased to have Signify be the first step on our journey to build a differentiated health services organization to transform how care is delivered.

And with that, we’ll open it up for questions. Operator?

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] Thank you. Our first question will come from Lisa Gill with JPMorgan. Your line is now open.

Lisa C. Gill Analyst, JPMorgan Securities LLC	Q

Thanks very much. Good morning and congratulations on the first transaction. Shawn, can we just dig a little bit into the numbers? Just two questions here. One, can you quantify the synergies that you talked about? And then secondly, if I look at consensus numbers for Signify, it looks like it should be about 150 basis points accretive for 2024, which gets you very close to that 2% goal. Am I in the ballpark as I think about that?

Shawn M. Guertin Chief Financial Officer & Executive Vice President, CVS Health Corp.	A

Yeah. So, that’s a good way to do it. So, let me frame this for you. I think, first of all, again, as it pertains to this deal, I think it is important to reiterate it is accretive, it is synergistic, and it’s expected to generate a high-single digit ROIC over time. And obviously, this is a platform for the future beyond simply acquiring what is already a very strong stand-alone business in Signify. I think the right – you’re on the right track. I think the consensus is a good proxy for – to think about the starting point for the Signify stand-alone business. And as I mentioned, there are – there’s synergy value, I think, in the first full year.

If you went back to our Investor Day, we had talked about getting an additional 2% of adjusted EPS growth as a result of our health services strategy. This asset, combined with the – some modest synergies, will get us a long way towards achieving that goal. So, certainly you are in the neighborhood, I think, with your estimate.

One thing I do want to just point out, as people think – and we can talk more about it, but as people think about multiples is there is a meaningful tax benefit here in terms of how this transaction was structured that is worth – I think it’s better to think about that as maybe about $1.50 per share of purchase price as opposed to a synergy. But it is also a meaningful financial element of this transactions for you to think about in your modeling.

Lisa C. Gill Analyst, JPMorgan Securities LLC	Q

Great. Thank you.

Operator: Thank you. Our next question will come from A.J. Rice with Credit Suisse. Your line is now open.

A.J. Rice Analyst, Credit Suisse Securities (USA) LLC	Q

Hi, everybody. Congratulations on the deal. Let me just ask first about the health risk assessment business. How much does CVS do of the Aetna business currently itself of the Aetna MA business? How quickly do you think you’ll further integrate? I know you already do some with Signify. Are you doing any third-party selling on CVS stand-alone, Aetna business and their risk assessment? Give us a flavor for how the strategy to integrate all that looks like.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Shawn M. Guertin Chief Financial Officer & Executive Vice President, CVS Health Corp.	A

Yeah. So, we’ve always viewed Signify as the leading vendor in this space and, thus, they have always done the majority of our in-home assessment work. We do utilize some third-party services as well. Obviously, that, we will be looking at everything over the coming months. But obviously, we’ve always felt highly about Signify as the vendor for that service. Aetna as an entity is not in the business at all of providing these services to third parties. This is – obviously we do something in support of our Medicare Advantage book through Aetna today.

A.J. Rice Analyst, Credit Suisse Securities (USA) LLC	Q

Okay. And then you had mentioned in your prepared remarks, the notes in the slide deck as well, the opportunities to better collaborate with the PBM and the pharmacy operations. I mean, that opens up a lot of possibilities, but maybe can you expand on what you think you can do and how quickly you might be able to realize some of that?

Shawn M. Guertin Chief Financial Officer & Executive Vice President, CVS Health Corp.	A

Yeah. I do think there’s some things we can begin to do relatively quickly. And I think I’d also think about this issue more broadly, right, about how we utilize some of the other CVS assets like MinuteClinic, like our enterprise virtual care capabilities, and how that can not only supplement the in-home assessment business but also supplement return to care, which ultimately I think is what’s very important here underlying all of this. Obviously, as we think about new products in the future, and you think about things like post-acute care transition, a medication reconciliation with the benefit of pharmacists, this is an obvious application of resources that we have already. Obviously, pharmacy expense, whether it’s specialty pharmacy, retail pharmacy, these are also things, right, that are kind of integral to a care plan and return to care for people. So, I think there’s lots of different ways that our current care delivery and our current care fulfillment assets can add a lot of value, frankly, to the consumer in the experience. And, again, ultimately this is ultimately getting people back to the care that they need.

A.J. Rice Analyst, Credit Suisse Securities (USA) LLC	Q

Okay. Great. Thanks a lot.

Operator: Thank you. Our next question will come from Ricky Goldwasser with Morgan Stanley. Your line is now open.

Ricky R. Goldwasser Analyst, Morgan Stanley & Co. LLC	Q

Yeah. Hi. Good morning and congrats on the transaction. Wondered if you can give us a little bit more color on Caravan. It seems that this Caravan is a relatively new addition to the Signify portfolio, yet an important part of sort of the transaction and how you think about future opportunities. So, just if you can give us a little bit more context there in how you can use that really to kind of like leverage the capabilities across kind of like the CVS asset?

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Shawn M. Guertin Chief Financial Officer & Executive Vice President, CVS Health Corp.	A

Yeah. Ricky, we’re fortunate to have Kyle here, who’s going to be far more expert at this than I am. But I do want to frame it, and I’ll turn it to Kyle. This part of this that I’m very excited about actually, this is one of the three items of capabilities that we really wanted. And Caravan has a payer-agnostic EMR capability. They have and are on track to have volume that rivals a lot of the stand-alone platforms. And I actually think going forward – a lot of times when we talk about “MSOs,” we talk about them in a very technology sense. The ability in the future to integrate home care and technology into an MSO offering I think is going to be a real winning model.

So, with that, I’ll turn it to Kyle to talk more specifically about Caravan for you.

Bradford Kyle Armbrester	A
Chief Executive Officer & Director, Signify Health, Inc.

Yeah. When we kicked off Signify, our first goal is to get, to Shawn’s point, alternative side of care locked down, and we expect to be in 2.5 million homes this year all across the United States. And then the second part of our strategy was to support the existing infrastructure across the country, who’s trying to propel value-based care forward, and particularly provider organizations. And so, when we go into these organizations, we’re going in with data and technology and spending time helping them to understand when and where to focus on patients who have needs. But beyond that, we are physically there doing genuine care, redesign boots on the ground inside these facilities, doing health care the way it should be, right? This isn’t just a tech platform. It’s a platform that we go physically with these folks and help hand in hand, train them, and drive better outcomes for folks across the country. We’re going to be doing that in the home at more scale, and couldn’t be more excited about all the resources and value-based care knowledge that CVS brings to the table as well.

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Yeah. And I would just wrap it, Ricky, with – when we think about Signify and we think about Caravan in particular, right, we talked a lot through this journey about home health, the vastness, the different aspect. The value-based care capabilities that this brings us is where a lot of the power is, I think, sort of for the long haul, and I think Caravan, I’m very excited about sort of the opportunity that Caravan could provide us for the future.

Operator: Thank you. Our next question will come from Elizabeth Anderson with Evercore. Your line is now open.

Elizabeth Anderson	Q
Analyst, Evercore ISI Research

Hi, guys. Thanks so much for the question and congratulations on the deal. I noticed you guys obviously reiterated the low-double digit EPS growth in 2024 with the 2% from the transaction. And I know on your Investor Day you also talked about high-single digit growth in 2023. I know you said this was accretive to the – to your estimates. I was just wondering if you could comment on any further – comment on 2023 and whether you’re sort of still maintaining that high-single digit growth EPS estimate for 2023? Thanks.

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Yeah. So, just to be clear, I think what – when we gave that original Investor Day guidance for 2023, we actually were very clear that we didn’t have anything in there from an HSO. So, to the extent that we do begin to get some benefit, that would be somewhat additive to it as that’s a function of deal-closing timing. I wouldn’t want to get overly precise at this point. But I’d also go back to sort of where the comments we made on our last earnings call about 2023 and sort of current consensus estimates. I think that continues to be our outlook as we think about 2023. And, again, the contribution from Signify will be a byproduct of deal timing in 2023, and we’ll update that accordingly when we know more about that.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Elizabeth Anderson	Q
Analyst, Evercore ISI Research

Super helpful. Thank you very much. And just a quick follow-up. Are you going to report Signify as a stand-alone segment or wrap it into health care benefits? How are you thinking about that at this point in time?

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Yeah. We will ultimately report this consistent with how we operate this. I will – as excited as I am about the asset, I also want you to keep the size of this asset in perspective to the whole company, and it’s not really going to be of a size and scale that we’d separately sort of identify, for example. But we will certainly work through the reporting dynamics and make you aware of that well in advance.

Elizabeth Anderson	Q
Analyst, Evercore ISI Research

Okay. Very helpful. Thank you, guys. Congrats.

Operator: Thank you. Our next question will come from Justin Lake with Wolfe Research. Your line is now open.

Justin Lake	Q
Analyst, Wolfe Research LLC

Thanks. Good morning. I wanted to take a step back and talk about strategy. You just kind of gave us an update here in terms of – for instance, I think you had said from a provider perspective, you were thinking about multiple deals. You talked about a commercial and a Medicare Advantage capability center business, MSO, home health. So, for instance, this obviously checks the home health box. You talked about MSO. Does this also check the MSO box for you and give us an update on am I thinking about the rest of that correctly?

Karen S. Lynch	A
President, Chief Executive Officer & Director, CVS Health Corp.

Yeah, good morning, Justin. If you step back and think about what we said, we wanted to expand into health services to truly make a difference in the way consumers deliver and receive their health care. We basically said there are three primary assets that we’d be looking at: primary care, home health, and provider enablement. This basically checks off two of those boxes, and we couldn’t be more thrilled with the value and the assets that Signify brings to us. Clearly, Shawn mentioned that this is very strategic in nature. It’s financially accretive. And in addition to the strength of the products and services that we’re acquiring, we are also acquiring a very strong management team, and we’re really happy about that as well.

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Justin, the one thing I would add is I agree with what Karen said. It clearly checks two of the three boxes, but it’s highly complementary to the third box, right? When that begins to manifest itself, the integration of home care with clinical care capability will be essential, I think, for the long term. So, I do think it eventually will play sort of across the spectrum. I would also say that no one should read into the order per se in which we necessarily do these things. Obviously, everybody maybe has a logical order in their mind, but it’s far more important for us to find the

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

right asset with the right scale, the right tech and the right team and to get that in place. And I think there’s actually a lot of logic actually to starting where we are right now with home. But really the strategy was never going to be a one and done. As I said last time on the call, there will be more things we’d look at, but this gives us a profitable and a highly strategic base from which to start the journey.

Justin Lake	Q
Analyst, Wolfe Research LLC

Got it. And then just a quick follow-up. On the home health assessment that you’re talking about, that capability obviously very important for a lot of reasons. The – what percentage of your MA book is getting a home health assessment today and where would you like to target that once you kind of integrate this business?

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Yeah, I’m not sure we’ve disclosed the number. It’s a meaningful number that we do today, and it’s something that we think, again, utilizing the assets of CVS Health. And it’s something actually that we can, frankly – not only for our business, but frankly, for all of our health plan clients, we think that we can extend the outreach and the engagement that we get at health risk assessments. Kyle, do you want to?

Bradford Kyle Armbrester	A
Chief Executive Officer & Director, Signify Health, Inc.

Yeah, one thing [indiscernible] (00:26:14) as well. While Medicare Advantage is the bedrock of the business and where we started, with all of our clients, we’re seeing movement into managed Medicaid, commercial population. This value of the home is – Karen said it yesterday. There’s a renaissance going on with the house call, and we’re really pushing it across the market and making a real impact in individuals’ lives. Folks prefer to recover, prefer care to come to them, in a convenient and accessible way. And we’re going to be doing that really at scale with this partnership with CVS.

Justin Lake	Q
Analyst, Wolfe Research LLC

Got it. Thanks for the color.

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Okay. Operator, can we take the last question?

Operator: Thank you. Our last question today comes from Steven Valiquette with Barclays. Your line is now open.

Steven J. Valiquette	Q
Analyst, Barclays Capital, Inc.

Yeah. Great. Thanks. Let me offer my congrats on the transaction as well. Overall, the transaction seems pretty positive. I hate to focus on the potential risk factor in relation to the merger, but I feel like some investors are going to be asking about this. So, I guess just for the in-home evaluation business within Signify, obviously, a lot of the major managed care customers are primary competitors to CVS, Aetna, and some of those largest managed care companies now have greater in-house capabilities to conduct these in-home evaluations. I guess really the only question is: was there any consideration for potential customer attrition within the Signify book of business baked in the overall acquisition price? How do you think about this risk going forward? Thanks.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

Bradford Kyle Armbrester	A
Chief Executive Officer & Director, Signify Health, Inc.

Yeah, This is Kyle. Hey, sorry. This is Kyle. I’ll take off first. So, I had an opportunity along with Karen and Shawn to call most major customers yesterday, and I would say they were all very supportive of the transaction. We enjoy very high NPS across our customer base. They’re trusting us to go into their members’ homes, right? It’s one of the biggest trusting relationships you could have with a partner. And they’re asking us frankly to do two things: do more when we’re inside the home to bring more resources to bear and help solve more problems to drive better health outcomes. And then number two, return folks to care, right? And I view this partnership with CVS and their nationwide network of MinuteClinics as a real strategic asset for us to make sure that individuals are getting the appropriate level of care efficiently and effectively. And so, they were great conversations, and we’re excited to dive in with all and continue to perform and execute and expand and see more lives of each and every one of them.

Shawn M. Guertin	A
Chief Financial Officer & Executive Vice President, CVS Health Corp.

Yeah. And, Steve, what I would say is, well, we think very highly of the value that both members and health plans see in these services and have a lot of confidence in what we can do on behalf of our health plan customers. Any large deal that involve large payers, it’s always prudent to make some customer loss provisions in your modeling, just in terms of the financial benefit. And we’ve maintained that practice here, but nothing should be construed from that that there’s a high degree of worry or anything like that about that. I think the customer reaction has been very positive. And, again, this is a very important component of sort of the member experience, and doing it well is obviously not something that is necessarily easy.

Karen S. Lynch

President, Chief Executive Officer & Director, CVS Health Corp.

So, thank you for joining us. Thank you for joining our call today. We’re very excited, and we’ll keep you updated as we move forward. And this does reflect our strategy in action. And it is our first step in executing our long-term strategy. So, thanks.

Operator: Thank you. This does conclude the Q&A portion of the CVS investor call and update. You may now disconnect your lines and have a wonderful day.

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CVS Health Corp. (CVS)	Corrected Transcript
Acquisition of Signify Health Inc by CVS Health Corp Call	06-Sep-2022

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Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health or Signify Health. Statements in these materials that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective SEC filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding the CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

These materials may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including that Signify Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. These materials are not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC.

BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.signifyhealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

No Offer or Solicitation

These materials are for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.signifyhealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

The following presentation materials were made available to the Company’s employees at an employee town hall on September 6, 2022:

Signify Health All Company Meeting September 6, 2022 PROPRIETARY AND CONFIDENTIAL

EXCITING NEWS CVS Health to acquire Signify Health! Uniting two leaders focused on advancing home-centric, value-based care 2 PROPRIETARY AND CONFIDENTIAL

Executive Summary • Combining CVS Health and Signify Health is a major step forward in enhancing care delivery for consumers • Signify Health brings a leading In-Home Health business and fast-growing Physician Enablement business • Signify Health will be operated as a distinct, payor-agnostic business under CVS Health serving health plans and provider organizations, benefiting from CVS Health’s broad local presence and complementary capabilities • Signify Health brings a strong culture and management team with clear vision and industry expertise that will enhance CVS Health’s ability to provide primary care services 3 PROPRIETARY AND CONFIDENTIAL

Signify Health's Capabilities Will Enable CVS Health to Expand Into the Home, Accelerate in Value-Based Care

In-Home Services & Care Coordination: Network of 10,000+ clinicians[(1)] deliver comprehensive health screenings that identify chronic conditions, close gaps in care and address social determinants of health

Provider Enablement: Signify Health's Caravan business provides turnkey analytics, network and practice improvement solutions to enable value-based care

- Leading provider of health risk assessments (HRAs) with **nearly 2.5 million patient home visits**, in-person and virtual, expected in 2022
- Broad network of **over 10K in-field clinicians** with reach across all 50 states[(1)]
- **700K+** Medicare ACO Beneficiaries Expected by 2023[(2)]
- **$138M+ in Gross Savings** for Provider Partners in 2021
- 75% of surveyed members view HRAs as more convenient, **80% would do again**
- Strong track record of double-digit growth: 2019-2021 **revenue and Adj. EBITDA CAGR of 24% and 35%**, respectively[(3)]

1. Credentialed or deployable to the home; not all 10,000+ clinicians are active at all times.
2. Refers to attributed beneficiaries and aligned PCPs in the Medicare Shared Savings Program.
3. See "Reconciliation from GAAP net loss to Adjusted EBITDA" in Signify Health's June 2022 Investor Presentation, available on Signify Health's investor website (https://s27.q4cdn.com/134673486/files/doc_downloads/SGFY-Investor-Presentation-June-2022.pdf) for a reconciliation of Adjusted EBITDA to net loss and the calculation of Adjusted EBITDA Margin.

4
©2022 CVS Health and/or one of its affiliates.
CVSHealth

Transaction Will Deliver on CVS Health’s Vision to Improve Quality, Affordability, and Accessibility of Care Strategic Rationale CVS Health + Signify Health Opportunities • Enables CVS Health to enter the health risk ✔ Transform delivery of care for consumers assessment business and acquire a and providers nationwide foundation for future expansion into home health and primary care✔ Improve consumer engagement with trusted consumer health brand • Delivers a comprehensive, value-based physician enablement platform (Caravan ✔ Connect Signify patients to follow-up Health) care using CVS Health’s community-based • Strong culture and management team with footprint clear vision and industry expertise ✔ Expand services with CVS Health • Comprehensive technology platform and capabilities to deliver greater value actionable data / insights help enable advanced value-based care, driving better ✔ Continued focus on serving all-payors outcomes and lower costs 5 ©2022 CVS Health and/or one of its affiliates.

Karen Lynch, CEO, CVS Health 6 PROPRIETARY AND CONFIDENTIAL

What’s Next 7 PROPRIETARY AND CONFIDENTIAL

What to expect now and after closing Need to operate Business As Usual • Continue to sell, support and deliver our respective products and services just as we did prior to the announcement • Maintain Signify’s operating model so we do not jeopardize financial commitments, continue to delight clients & members, and retain great people 8 PROPRIETARY AND CONFIDENTIAL

Rules of the road during the review period Continue to operate independently until after closing Supporting the Engaging customers Knowing what to announcement until closing position with customers 1 Follow messaging points Continue to operate Do not exchange any during any customer independently – pursue commercially or interactions opps as you do today competitively-sensitive information Share any relevant/ Refrain from any joint client important feedback with discussions – contact your Share our vision for the your manager manager with questions future, but avoid detailed discussions of future products/services 9 PROPRIETARY AND CONFIDENTIAL

Sharing today’s news • Press release – live yesterday • Analyst call – earlier today • Social media posts – live now • Customer email – earlier today Key contacts • Phone calls to key accounts – yesterday and today Email Lynn Shepherd with any comms-related • Materials for client-facing teams -- additional FAQs, talking questions points, plus briefing call Email your HRBP with any HR-related questions 10 PROPRIETARY AND CONFIDENTIAL

2 Final thoughts • We’ll continue to operate as two independent companies prior to closing • Must continue to: o Maintain our focus on driving the business o Serve our customers o Meet our financial commitments • More on integration and next steps after closing! 11 PROPRIETARY AND CONFIDENTIAL

Thank you! 12 PROPRIETARY AND CONFIDENTIAL

CautionaryStatementRegardingForward-LookingStatements Thiscommunicationandanydocumentsreferredtointhiscommunicationcontainscertain“forward-lookingstatements”withinthemeaningofSection27AoftheSecuritiesActof1933,asamended,andSection21Eofthe SecuritiesExchangeActof1934,asamended,pursuanttothesafeharborprovisionsofthePrivateSecuritiesLitigationReformActof1995(the“Act”).Suchforward-lookingstatementsincludestatementsrelatingtotheCompany’s strategy,goals,thevalueof,timingandprospectsoftheproposedtransaction.Theseforward-lookingstatementsarebasedontheCompanymanagement’sbeliefsandassumptionsandoninformationcurrentlyavailableto management.Forward-lookingstatementsincludeallstatementsthatarenothistoricalfactsandmaybeidentifiedbytermssuchas“believe,”“predict,”“target,”“contemplate,”“potential,”“project,”“expect,”“anticipate,” “estimate,”“intend,”“strategy,”“future,”“opportunity,”“plan,”“may,”“should,”“will,”“would,”“could,”“willbe,”“willcontinue,”“willlikelyresult,”orsimilarexpressionsandthenegativesofthoseterms.Theseforward- lookingstatements,whicharesubjecttorisks,uncertaintiesandassumptionsabouttheCompany,mayincludestatementsregardingtheCompany’sbusinessoperations,assets,valuations,financialconditions,resultsofoperations, futureplans,strategies,andexpectations,andinvolveknownandunknownrisks,uncertainties,andotherfactorsthatmaycauseactualresults,performanceorachievementstobemateriallydifferentfromanyfutureresults, performanceorachievements,expressedorimpliedbytheforward-lookingstatements,including:(a)risksrelatedtothesatisfactionoftheconditionstoclosing(includingthefailuretoobtainnecessaryregulatoryapprovalsandthe requisiteapprovalofthestockholdersoftheCompany)intheanticipatedtimeframeoratall;(b)theoccurrenceofanyevent,changeorothercircumstancesthatcouldgiverisetotheterminationofthemergeragreementforthe proposedtransaction;(c)risksrelatedtodisruptionofmanagement’sattentionfromtheCompany’songoingbusinessoperationsduetotheproposedtransaction;(d)disruptionfromtheproposedtransactionmakingitdifficultto maintainbusinessandoperationalrelationships,includingretainingandhiringkeypersonnelandmaintainingrelationshipswiththeCompany’scustomers,vendorsandotherswithwhomitdoesbusiness(andthepotentialfailureof theCompany’sexistingcustomerstocontinueorrenewtheircontractswiththeCompanyorincreaseinthenumberofcustomercancellations);(e)theriskthatanyannouncementsrelatedtotheproposedtransactioncouldhave adverseeffectsontheCompany’sstockprice,creditratingsoroperatingresults;(f)significanttransactioncosts;and(g)theoutcomeofanylegalproceedingsthatmaybeinstitutedagainstParentoragainsttheCompanyrelatedtothe mergeragreementortheproposedtransaction.TherisksanduncertaintiesmaybeamplifiedbytheCOVID-19pandemic(andrelatedvariants),whichhascausedsignificanteconomicuncertainty.TheextenttowhichtheCOVID-19 pandemic(andrelatedvariants)impactstheCompany’sbusinesses,operations,andfinancialresults,includingthedurationandmagnitudeofsucheffects,willdependonnumerousfactors,whichareunpredictable,including,butnot limitedto,thedurationandspreadoftheoutbreak,itsseverity,theactionstocontainthevirusortreatitsimpact,andhowquicklyandtowhatextentnormaleconomicandoperatingconditionscanresume.Theforegoinglistof factorsisnotexhaustive.YoushouldcarefullyconsidertheforegoingfactorsandtheotherrisksanduncertaintiesthataffectthebusinessesofParentandtheCompanydescribedinthe“RiskFactors”sectionoftheirrespective AnnualReportsonForm10-K,QuarterlyReportsonForm10-Q,CurrentReportsonForm8-KandotherdocumentsfiledbyeitherofthemfromtimetotimewiththeSecuritiesandExchangeCommission(the“SEC”).Thesefilings identifyandaddressotherimportantrisksanduncertaintiesthatcouldcauseactualeventsandresultstodiffermateriallyfromthosecontainedintheforward-lookingstatements.Forward-lookingstatementsspeakonlyasofthedate theyaremade.Readersarecautionednottoputunduerelianceonforward-lookingstatements,andtheCompanyassumesnoobligationto,anddoesnotintendto,updateorrevisetheseforward-lookingstatements,whetherasaresult ofnewinformation,futureevents,orotherwise,unlessrequiredbylaw.TheCompanygivesnoassurancethatitwillachieveitsexpectations. AdditionalInformationandWheretoFindIt Inconnectionwiththeproposedtransaction,theCompanywillfilewiththeSECapreliminaryanddefinitiveproxystatementrelatingtotheproposedtransaction.ThedefinitiveproxystatementwillbemailedtotheCompan y’s stockholdersinconnectionwiththeproposedtransaction.ThiscommunicationisnotasubstitutefortheproxystatementoranyotherdocumentthatmaybefiledbytheCompanywiththeSEC.BEFOREMAKINGANYDECISION, THECOMPANYURGESYOUTOREADTHEPRELIMINARYANDDEFINITIVEPROXYSTATEMENTSANDANYOTHERRELEVANTDOCUMENTSFILEDORTOBEFILEDWITHTHESECINCONNECTION WITHTHEPROPOSEDTRANSACTIONORINCORPORATEDBYREFERENCEINTOTHEPROXYSTATEMENTWHENTHEYBECOMEAVAILABLEBECAUSETHEYWILLCONTAINIMPORTANT INFORMATIONABOUTTHEPROPOSEDTRANSACTION.AnyvoteinrespectofresolutionstobeproposedattheCompany’sstockholdermeetingtoapprovetheproposedtransactionorotherresponsesinrelationtothe proposedtransactionshouldbemadeonlyonthebasisoftheinformationcontainedintheCompany’sproxystatement.Youwillbeabletoobtainafreecopyoftheproxystatementandotherrelateddocuments(whenavailable)filed bytheCompanywiththeSECatthewebsitemaintainedbytheSECatwww.sec.govorbyaccessingtheInvestorRelationssectionoftheCompany’swebsiteathttps://www.signifyhealth.com. NoOfferorSolicitation Thiscommunicationisforinformationpurposesonlyandisnotintendedtoanddoesnotconstitute,orformpartof,anoffer,invitationorthesolicitationofanofferorinvitationtopurchase,otherwiseacquire,subscribefor,sellor otherwisedisposeofanysecurities,orthesolicitationofanyvoteorapprovalinanyjurisdiction,pursuanttotheproposedtransactionorotherwise,norshalltherebeanysale,issuanceortransferofsecuritiesinanyjurisdictionin contraventionofapplicablelaw. ParticipantsintheSolicitation TheCompanyandcertainofitsdirectors,executiveofficersandemployeesmaybedeemedtobeparticipantsinthesolicitationofproxiesfromtheCompany’sstockholdersinconnectionwiththeproposedtransaction.Information regardingthepersonswhomay,undertherulesoftheSEC,bedeemedparticipantsinthesolicitationoftheCompany’sstockholdersinconnectionwiththeproposedtransaction,includingadescriptionoftheirrespectivedirector indirectinterests,bysecurityholdingsorotherwisewillbeincludedintheproxystatementdescribedabove.Thesedocuments(whenavailable)maybeobtainedfreeofchargefromtheSEC’swebsiteatwww.sec.govandthe Company’swebsiteathttps://www.signifyhealth.com. 13 PROPRIETARY AND CONFIDENTIAL

The following remarks were presented to the Company’s employees at an employee town hall meeting on September 6, 2022:

Signify Health All-Company Meeting Outline/Script September 6, 2022 Kyle – Welcome and Intro Karen ● Good morning everyone! ● Coming to you live from Woonsocket, RI in the studio at CVS Health headquarters ● Sitting here with Karen Lynch, CVS Health CEO ● Super excited to introduce her to you and to talk about this amazing opportunity for our two companies and for all of us at Signify. (Share personal thoughts about Karen as you’ve gotten to know her) Kyle ● Yesterday evening, we announced a definitive agreement that CVS Health will be acquiring Signify Health. ● Ton of interest and press coverage, but I want to give you more context and details about why CVS Health and Signify, why now, and why this is great news for all of us. ● Important for you to know that this is a about growth, not cost take out ● Signify will operate as a unit within CVS, so there will be a lot of opportunity for us to execute and accelerate our current growth plans – with a lot of capital behind us to expand. (share what was appealing about CVS Health although we we had capital/backing of New Mountain – not about needing money but about needing the right strategic partner) (invite Karen to jump in)

Signify Health All-Company Meeting Outline/Script September 6, 2022 Karen – Intro (no slides) ● Thank you, Kyle. What an exciting day! ● I appreciate the opportunity to talk with Signi-fires! Perfect term for a team so fired up about health. ● I have enjoyed working with Kyle and members of the deal team (Kyle takes the baton to lead the next slide) Kyle – ● Signify’s capabilities nicely complement CVS Health ● We will enable the CVS growth strategy ● We will be driving innovation (Karen to jump in) Karen – (Karen to lead this slide, Kyle to jump in on how 1+1 =3) (Ad lib on media and investor reaction) (Kyle talks about working with Karen and the cultural cohesion, turns program over to Karen)

Signify Health All-Company Meeting Outline/Script September 6, 2022 Karen (no slides) – camera on Karen/Kyle ● Thank you Kyle. After some initial remarks by Karen, Karen & Kyle ● I agree we both lead very passionate, purpose-driven teams. will have a conversation ● Not everyone may know who CVS Health is today: ● Most likely some of you know us as a customer – maybe you shop or fill a prescription in your community (85 percent of Americans live within 10 miles of a CVS location) or because of your Aetna health plan. ● Perhaps you and your family received a COVID vaccine, medication, or test at CVS Health. (KYLE did you get vaccinated at CVSH – yes; Karen can say she’s proud of our work during pandemic) ● We appreciate your business. We have been working together for years. ● In fact, Signify Health nurses do more than 50 percent of our home assessments in Medicare! ● But it’s important to understand that beyond whatever your day-to-day experience with CVS Health might be, we are a truly unique company, and we have a bold vision for the future of health care.

Signify Health All-Company Meeting Outline/Script September 6, 2022 ● When you take our three core businesses together – Aetna health benefits, Caremark, our PBM and our retail pharmacies– we truly have an unmatched reach and unique platform to redefine the health care experience. ● I won’t repeat the deal details. Instead, there are a few things I’d like you to know -- about CVS Health, our purpose, our passion, our people and leadership. ● PURPOSE ● Let me start with our purpose: “bringing our heart to every moment of your health.” ● Like you, we are driven by our purpose. And always will be. ● Our strategy is focused on creating a superior health care experience for the consumer that makes staying healthy more convenient, more affordable and more effective. ● Bringing Signify Health into the CVS Health family is a significant step forward in realizing this strategy, accelerating our capabilities in value-based care and home care and enabling providers to better address patient needs. ● Your team has built trusted relationships with millions of consumers across America - improving patient engagement, patient outcomes and care coordination. ● Now we are going to combine those relationships and capabilities with CVS Health’s ability to reach even more consumers and patients where they need us. ● PASSION ● Kyle, we have both had many experiences personally navigating the health system. Your support for your grandmother and your father who were both going through major illnesses at the same time – plus five children – I bet you have some great stories to share! (Kyle comments)

Signify Health All-Company Meeting Outline/Script September 6, 2022 ● Karen shares bike accident (talks about personal experience in health, disconnects and how it drove innovation) ● We know the health system needs to better meet needs of those it serves. ● And how critical it is to innovate! ● PEOPLE ● Next, let’s talk about talent. Both companies are focused on talent because we know that the best way to help customers have the best experience possible is to have the best colleagues – and support them to do their best work. ● Add talent stats ● As an Aetna leader when we were acquired by CVS Health—I know what it’s like. I can tell you that joining the CVS Health team accelerated our strategy, expanded our reach and opened new doors professionally. ● LEADERSHIP ● Let me talk about leadership. ● Signify will be run as distinct business. Kyle will continue to lead. ● You know Kyle as a leader… ● Talk about your leadership style ● Together, we will create a new kind of health care experience and I know the that we could not have found a better fit or partner than Signify Health. ● We are going to do great things together and have a tremendous impact on the health care of Americans.

Signify Health All-Company Meeting Outline/Script September 6, 2022 ● Closing: ● Kyle, know you have a lot to talk to your team about… ● Thank you again for inviting me to join to you today. ● I’d like to thank your team for all their hard work on the transaction – especially over a holiday weekend. ● And I’d like to thank your entire organization for your passion and everything you have done – and will continue to do – to improve the health of Americans. ● We are excited about working together soon. ● Thanks, Karen ● So much to look forward to ● But until the deal closes, we are operating as two separate companies ● Want to review with you what to expect and what happens next. Kyle – ● Deal is subject to regulatory approval; cannot provide a specific timeline, but we expect it to close in the first half of next year ● We will keep everyone posted on developments ● BAU until close; reinforce staying focused on our objectives and supporting clients

Signify Health All-Company Meeting Outline/Script September 6, 2022 Kyle ● Important to follow guidelines while we are in the review process ● Reinforce our key messages with customers ● No joint client discussions ● Do not share commercially sensitive information or future plans with customers ● A lot of attention and excitement about this news – you will be likely be getting a lot of questions ● We’ve created a suite of materials for you -- our press release if you haven’t already, social media posts on LinkedIn, as well as more tailored material such as an internal FAQ document you’ll be able to find on Jostle and email template that will be shared with our customers ● We are sharing information with different stakeholders ● Please reach out if you have questions about what to say or share A few final thoughts: ● We will operate as two independent companies prior to closing ● It is important that we continue to: ○ Maintain our focus on driving the business ○ Serve our customer needs ○ And meet our financial commitments This is a very exciting time -- great time to be at Signify Look forward to the next part of our journey

Signify Health All-Company Meeting Outline/Script September 6, 2022 Thank all for flexibility and focus The work we are doing is positioning us for great opportunities to make an even bigger impact on people’s health in the future Cautionary Statement Regarding Forward-Looking Statements This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly

Signify Health All-Company Meeting Outline/Script September 6, 2022 Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by either of them from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations. Additional Information and Where to Find It In connection with the proposed transaction, the Company will file with the SEC a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in the Solicitation The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.

The following is a transcript of the Company’s town hall held for employees on September 6, 2022:

This transcript was exported on Sep 06, 2022 - view latest version here.

Kyle:

Good morning, everyone. I’m coming to you live from Woonsocket, Rhode Island in the studios at CVS headquarters sitting here with Karen Lynch, the CVS Health CEO. I am super excited to introduce her to you all and to talk about this amazing opportunity for our two companies and for all of us at Signify to come together. When Karen and I first met here, we focused on mission and culture and what an amazing new company we could build together by bringing Signify and CVS Health together. And I couldn’t be more excited, Karen, than to be here with you today.

Karen Lynch:

I am so excited. It’s been such a journey and I think these two companies will be powerful together. And so it’s a culmination of a few months of talking together so it’s really great to be here with you as well, and to be here with all of you.

Kyle:

Great. Well, yesterday evening, we announced a definitive agreement that CVS Health will be acquiring Signify Health. There’s tons of interest and a lot of press coverage, but I wanted to give you more context and details about why CVS Health and Signify and now, why this is great news for all of us. It’s important for you all to know that this is about growth, not cost takeout. Signify will operate as a unit within CVS. Karen and I talked about that from day one. So there’ll be a real opportunity for all of you to accelerate and execute against our current growth plans with a lot of capital behind us to expand and continue to diversify.

To me, what was most appealing about CVS was, first and foremost, the management team. When I met Karen and Sean and all of the folks on their team, it resonated with me that they understood our mission and vision and wanted to help us take that to the next level with their resources, their knowledge, their depth of expertise in value based care. This transaction was not about needing money. New Mountain was a great capital partner for us. This was about finding the right strategic partner.

Karen Lynch:

And it was also about the passion and the purpose when Kyle and I talked initially, it was all about, how can we transform healthcare and make a meaningful difference in people’s lives? And I really appreciate the opportunity to talk to all of you today. I understand, Kyle, that your organization calls themselves Signify-ers.

Kyle:

We do indeed.

Karen Lynch:

It is perfect because we are so fired up, I know you are fired up, about the opportunity to change health. It’s been a terrific journey with you and I look forward to having conversations and continuing conversations until we get to close.

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Kyle:

Awesome. Thank you, Karen. Well, if you can go to the next slide, as I’ve talked to you guys about for a long time, our capability set, it really compliments what CVS brings to the table very well. We will be helping to enable and expand the CVS growth strategy and taking it to the next level with Signify tightly aligned with where they’re wanting to take their business. This is focused on driving innovation at the end of the day.

Karen Lynch:

Kyle, it’s really about driving innovation, but at the end of the game, it’s about transforming healthcare. It’s about making a difference in people’s lives. And I think as we think about CVS’s strategy and we think about Signify’s strategy, it’s really about bringing care to the home. It’s about delivering care when people need it the most. As I’ve always thought about healthcare, how can we make a meaningful difference? Most people, we’re interacting with them, your company and in my company, when people are at their most vulnerable time and we have an opportunity to impact that and take it to the next level. And one of the things that we learned through the pandemic was that there was gaps in care. People were struggling to get healthcare. And I think the combination of these two companies will take healthcare to a new level and really make a meaningful difference to the consumers that we interact with every day.

Kyle:

Yeah, I couldn’t agree more, Karen. And I had the opportunity to talk to so many of our customers last night, as did Karen, and it made a real meaningful impact. When we called them, told them about the work that we were doing, how we wanted to do more inside the home, start to stitch together the ability to drive more services and how much CVS brings to the table, we’re going to be able to fulfill so many of those things that we talked about as our three to five year plan. They were always aspirational for us. They’re going to get pulled forward and we’re going to make a bigger impact in these individuals’ lives that trust us into their homes each and every day and then bring that into the primary care setting with our partners at Caravan to help power those value-based care relationships we have with the provider groups across the country.

Karen Lynch:

Kyle, I’m going to spend a few minutes. First of all, Kyle told me that there’s one significant question out there and that’s, will you all get CVS Health discounts when you join CVS Health? And the answer is yes.

Kyle:

All right.

Karen Lynch:

You’ll have 30% discounts on CVS branded products and 20% discounts on other products at CVS. We’re really excited and that will happen post close. But let me talk a little bit about our companies and the things that we talked about throughout the last several months. One of the things that is important to both Kyle and I is that our companies and both of us lead with passion and we’re very purpose driven companies. And I know many of you know a lot about CVS Health. Most likely, you use CVS Health maybe to fill a prescription or go every day for your essential products and offerings, and one of the things that you need to know about CVS Health is that 85% of the U.S. population is within 10 miles of a CVS location. So we have reach into the communities and powerful reach.

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And if you think about Signify’s assets and the clinicians being in the home and redirecting care, we have an opportunity for those individuals to come to a local CVS to help them round out their care. One of the things that you’ll find about CVS is that we have been very focused and deliberate about our strategy and our strategy about entering into primary care, entering into provider enablement, and being in the home. And this transaction between the two of us clearly have that opportunity for us to be powerfully in the home and as a platform expand on growth, like you said, Kyle. And then use Caravan as a way to make providers and help providers be more efficient. So really excited about the opportunity.

I want to spend a little bit of time talking about our purpose. CVS Health, our purpose is to bring our heart to every moment of your health, and that’s an important purpose for all of us. And what we’re really excited about is, we lead with heart. And as we’ve talked to Kyle and the team, we understand and recognize that you lead with heart, and that’s really important to have that passion and that commitment because when it comes right down to it, although this transaction will be good for consumers, good for shareholders, it will be good for people and their healthcare needs. And that’s what’s going to truly, truly make a difference as we think about these two companies coming together going forward. So let me hand it back to you, Kyle.

Kyle:

Yeah, absolutely. And I’ll just reiterate something, Karen said. When I came here several weeks ago to sit down it all started with purpose. We wanted to make sure and our whole conversation was anchored on, how is this going to move the needle forward to drive better outcomes through the individuals’ lives that we’re touching? And for my entire life, I’ve talked to many of you guys about my own personal healthcare journey, how before I started Athena Health, my father and grandmother both passed away and I had to be their care coordinator. I had to deal with their med lists. And some of these problems are what Karen and I talked about and she shared some of her own personal healthcare stories with me that really inspired me and led me to believe this would be a great place for us to land for a new home for Signify.

Karen Lynch:

And, Kyle, to that point, I’ve had a number of healthcare experiences in my life and I’m pretty passionate about changing healthcare. My aunt passed away when I was in my mid to late 20s. She died of breast cancer and lung cancer. And then, most recently, four years ago, I had a personal biking accident where I was in the Netherlands. I fell off my bike. I broke my hip. I broke my hand. I had trauma to my ribs. And we were in a foreign country. We didn’t speak the language. I came back to the U.S. to get my care. What I learned is it’s difficult, it’s really hard, and we created new products and services as a result of that accident. And so one of the things that I’m very passionate about is continued innovation in healthcare. Be it through new product offerings using technology. One of the things that you are well known for is your technology and your innovation around technology.

And Kyle was telling me that you’re all on Slack. And I said, “Oh, I want to be on Slack.” That’s a small example. You have an unbelievable commitment to technology and so I think about the future of healthcare, the future of healthcare will be tech enabled, will be digitally led, but you can never replace the in-person contact with individuals and your 10,000 physicians and clinicians are in the home every single day having that in-person contact. That’s what’s most important in healthcare. And you’re using technology through your iPads to be able to connect them and return them to care, and that’s critically important. All that stemmed from innovation. I also know, because I’ve been on the other side of an acquisition when CVS Health bought Aetna, and so I know the personal questions and anxiety some of you may be experiencing today as well.

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I can assure you, we are committed to you to making this a very successful transaction. We will keep Signify as a distinct operating entity. Kyle is staying, and that’s the really good news, and as a company we’re committed to talent and talent development. And one of the things I think it’s really important, and I always share, Kyle, when I have new teams or new people joining the organization, I talk a lot about my leadership philosophy so you get some insight into how I think about leadership. And the first tenet of my leadership philosophy is collective teamwork. And I think that’s critically important as a company that we’re all rowing the same way. Because the consumers don’t care if it’s Signify, if it’s CVS, if it’s Caremark, if it’s Aetna. They care about what we’re doing as an integrated team to help them get the care they need.

The second tenant of my leadership philosophy is really all about integrity, honesty, and authenticity. And that is core values to me personally, and as I lead, I always lead with the utmost integrity and with authenticity and honesty. It’s important to me. My third tenant of leadership is all about respect, humility, and empathy. Always trying to put myself in the shoes of our colleagues and in the shoes of our customers. Also, one of my important tenants and what I have always led through is accountability. I take responsibility. I’m accountable. I expect people to be accountable for their results. As a leader, I always look at the enterprise mindset. Are we thinking about the broad company and not just silos? It’s always important to me to keep an objective and unbiased mindset and you can always expect me to have that external focus. I am very confident that together we will create a new kind of healthcare experience and I know that we couldn’t have found a better fit than Signify Health. So I’m so super excited.

Kyle:

That’s great, Karen. Well, thank you so much. We’re thrilled to be here and this opportunity for us to really innovate together and drive change in millions of people’s lives, it’s a once in a lifetime opportunity.

Karen Lynch:

It sure is.

Kyle:

This company and you all, you worked through growth, the pandemic, our business shut down for a month when you couldn’t go into homes. We had to survive through it all and to be sitting here today and seeing that journey ahead of us that CVS is going to help us unlock, it’s really inspirational.

Karen Lynch:

And the value of your company, it’s all about them.

Kyle:

Without a doubt. We could’ve done it without them. So with that, I’m going to go through a few specifics on what you all have to look forward to and what we need to do as we think about the deal closing and how we are going to continue to really operate as two separate businesses. With that being said, the deal is obviously subject to regulatory approval. We can’t provide a specific timeline, it’s out of our control, but we do expect it to close in the first half of the next year. We’re going to keep everyone posted on developments. Communication has always been a core tenant of the business. But until then, it is absolutely critical for everyone to continue on with business as usual. I can’t reinforce enough why it’s important for us to stay focused on our objectives in supporting each and every one of our clients.

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I pledged it to them yesterday when I gave many of them calls and they were very excited about this transaction and what it meant for us in the future. It’s also important to follow guidelines while we’re in the review process. If you have any questions about communication or what you can and can’t say, be sure to ask one of your managers or ask someone on the leadership team. We have to reinforce our key messages with our customers and it’s really important we can’t have any joint client discussions in the interim. And then, also, I have to say we can’t share any commercially sensitive information or future plans with customers throughout this process as well. So, again, business as usual, focus on executing, and continuing to do the tremendous work that you’ve all done to grow this business. There’s going to be a lot of attention and a lot of excitement about this news and you are going to be peppered with questions.

My mom called me this morning asking what it all meant and I had to go through this script with her. We’ve created a suite of materials for you all, though. We’ve got the press release out there, if you haven’t already seen it. There’s social media posts on LinkedIn. We have a bunch of tailored messaging and content as well as an internal FAQ document that you’ll be able to find on Jostle, and there’s an email template that’ll be shared with all of our customers. And so big kudos to the team that worked all throughout this weekend getting all of that pulled together. And we’ll be sharing all of that information with different stakeholders and making sure that you have the tools in front of you to communicate openly and honestly about what’s going on in a safe way. And, again, as I said before, please reach out if you have any questions or you feel in an uncomfortable spot or you’re not sure what to say. Always raise your hand. We’ll be there to help.

So I have a few final thoughts to share with you all. As I mentioned before, we will continue to operate as two independent companies prior to closing. And just to reiterate, it is important, more important than ever, that we maintain our focus on driving the business and connecting it into so many people’s homes and helping to drive our health system and provider customers to drive better shared savings and execute in their value-based care contracts. Serving our customer needs has always been one of the most proud things I have seen us always execute on, and this time it is more important than ever. And, finally, last but not least, we need to meet our financial commitments. We’re a public company, we’ve put a bunch of numbers out that we’ve always executed against, and we’re going to continue to do that as we wind down and land this closing with CVS.

This is a very exciting time and it’s a great time to be at Signify. From the bottom of my heart, thank you all so much for this part of the journey and I couldn’t be more excited about the next steps and to lock arms with you all. And as Karen mentioned, I’m not going anywhere. I see this as a tremendous opportunity for all of us to take something we’ve built from a very small organization and scaled nationwide to drive even better change and make a bigger impact inside individuals’ lives. The work we’re doing today is positioning us in really shaping an opportunity to change the U.S. healthcare landscape forever. Thank you all so much and I’ll see you soon.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements

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include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by either of them from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

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Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.

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